BBX Capital Corporation

Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of BBX Capital Corporation (the “Company”) for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John K. Grelle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:/s/John K. Grelle

Name: John K. Grelle

Title:   Chief Financial Officer

Date:   November 14, 2013

21